EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report (the “Report”) of Powell Industries, Inc. (the “Company”) on Form 10-K for the year ended October 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, Don R. Madison, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/ Don R. Madison

Don R. Madison
Vice President and Chief Financial Officer
Date: January 17, 2006